UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2015

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in the Information Statement on Schedule 14C filed with the Securities and Exchange Commission on November 17, 2015 (the “Information Statement”), on October 28, 2015, the board of directors (the “Board”) of Southcross Energy Partners GP, LLC, the general partner (the “General Partner”) of Southcross Energy Partners, L.P. (the “Partnership”), unanimously approved the Southcross Energy Partners, L.P. Amended and Restated 2012 Long-Term Incentive Plan (the “Incentive Plan”), subject to unitholder approval. On November 9, 2015, a unitholder holding a majority of the Partnership’s outstanding limited partnership units approved the Incentive Plan by written consent in lieu of a special meeting of unitholders. Such unitholder consent became effective on December 7, 2015 (upon the expiration of a waiting period of 20 calendar days after November 17, 2015, the date on which the Information Statement was first sent or given to the other unitholders of the Partnership).

The Incentive Plan provides for awards of (i) restricted units, (ii) phantom units, (iii) unit options, (iv) unit appreciation rights, (v) distribution equivalent rights and (vi) other unit-based awards to officers, employees, consultants and directors of the Partnership, the General Partner and the Partnership’s subsidiaries. The Incentive Plan will be administered by the Compensation Committee of the Board.

The Incentive Plan increases the number of Partnership common units that may be granted as awards from 1,750,000 to 6,250,000, with such amount subject to adjustment as provided for under the terms of the Incentive Plan if there is a change in the common units, such as a unit split or other reorganization. The term of the Incentive Plan was also extended to a period of 10 years following its adoption. The common units authorized to be granted under the Incentive Plan are expected to be registered pursuant to a registration statement on Form S-8.

The summary of the Incentive Plan in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Southcross Energy Partners, L.P. Amended and Restated 2012 Long-Term Incentive Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southcross Energy Partners, L.P.
By: Southcross Energy Partners GP, LLC, its general partner

Dated: December 8, 2015	By:	/s/ Bret M. Allan
Bret M. Allan Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Southcross Energy Partners, L.P. Amended and Restated 2012 Long-Term Incentive Plan.

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